UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  May 31, 2006 (May 31, 2006)

Sequa Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdictionof Incorporation)

                                  1-804                                                                13-1885030

                   (Commission File Number)                                  (IRS Employer Identification No.)

       200 Park Avenue, New York, New York                                                           10166

         (Address of Principal Executive Offices)                                                          (Zip Code)

(212) 986-5500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

            On May 31, 2006, Sequa Corporation Master Trust (the “Master Trust”) for its defined benefit plans entered into a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, with respect to 35,000 shares of the 544,800 shares currently owned by the Master Trust.  The trading plan is intended to reduce the percentage of holdings in the Master Trust accounted for by Sequa Corporation stock.  Itexpires on November 30, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        SEQUA CORPORATION

                                                                              By: /s/ Kenneth A. Drucker

                                                                                       Kenneth A. Drucker

                                                                                       Vice President and Treasurer

Dated:  May 31, 2006